Exhibit 32.1

                          INTERIM CAPITAL CORPORATION.
                  FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2006
      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Lindberg, certify that

1. I am the Chief Executive Officer and principal financial officer of Interim Capital Corporation.
2. Attached to this certification is Form 10-Q for the quarter ended June 30, 2006, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.
3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
                  o The periodic report containing the financial statements fully complies with the requirements of
                           Section 13(a) or 15(d) of the Exchange Act, and
                  o        The   information  in  the  periodic   report  fairly
                           presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.


July 24, 2006                                     /s/ Mark Lindberg
                                                 -------------------------------
                                                 Mark Lindberg
                                                 Chief Executive Officer
                                                 and Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by Interim Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

This certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 even if the document with which it is submitted to the Securities and Exchange Commission is so incorporated by reference.